Time Deposits	12 Months Ended
Dec. 31, 2022
Time Deposits
Time Deposits

(6) Time Deposits

At December 31, 2022, the scheduled maturities of time deposits are as follows:

(Dollars in thousands)

2023	$59,099
2024	26,526
2025	7,380
2026	3,420
2027 and thereafter	1,574
Total	$97,999

At December 31, 2022 and 2021, the Bank had approximately $15.0 million and $11.1 million, respectively, in time deposits purchased through third party brokers, including certificates of deposit participated through the Certificate of Deposit Account Registry Service (“CDARS”) on behalf of local customers.  CDARS balances totaled $7.1 million and $3.0 million as of December 31, 2022 and 2021, respectively.  The weighted average rate of brokered deposits as of December 31, 2022 and 2021 was 1.27% and 1.49%, respectively.